SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BELLICUM PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
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	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 15, 2020.

BELLICUM PHARMACEUTICALS, INC.

BELLICUM PHARMACEUTICALS, INC.

2130 W. HOLCOMBE BLVD., SUITE 800

HOUSTON, TX 77030

Meeting Information
Meeting Type: Special Meeting For holders as of: November 22, 2019 Date: January 15, 2020 Time: 8:00 AM PST Location: 611 Gateway Blvd. Suite 820 South San Francisco, CA 94080

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 1, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.

Approval of a series of alternate amendments to the Company's Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company's Board of Directors: (i) a reverse split of the Company's common stock, whereby each outstanding 5, 6, 7, 8, 9 or 10 shares of common stock would be combined and converted into one share of common stock; and (ii) for reverse splits in the range of 1-for-5 to 1-for-10, a reduction in the number of authorized shares of common stock from 200,000,000 to 80,000,000, 66,666,667, 57,142,858, 50,000,000, 44,444,445 or 40,000,000 shares, respectively.

2.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000.

3.

Approval of an amendment to the Company’s 2019 Equity Incentive Plan, or the Amended 2019 Plan, to, among other things, increase the number of shares of common stock authorized for issuance under the 2019 Plan by 6,000,000 shares (before any adjustment for any reverse stock split).

4.	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

NOTE: In their best judgment, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. The proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made but the card is signed, the proxy will be voted FOR Proposals 1, 2, 3 and 4.